Exhibit 99.2

REVISED 4Q09 Earnings Release Kit

February 26, 2010

Dominion Resources, Inc.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Table of Contents

IMPORTANT NOTES TO INVESTORS	3
EARNINGS REPORT AND ACCOMPANYING SCHEDULES	5

EARNINGS REPORT	5
SCHEDULE 1 - SEGMENT OPERATING EARNINGS	8
SCHEDULE 2 - RECONCILIATION OF 2009 OPERATING EARNINGS TO REPORTED EARNINGS	9
SCHEDULE 3 - RECONCILIATION OF 2008 OPERATING EARNINGS TO REPORTED EARNINGS	10
SCHEDULE 4 - RECONCILIATION OF 2009 EARNINGS TO 2008	11

FINANCIALS*	12
CONSOLIDATED FINANCIAL STATEMENTS (GAAP)	12
SEGMENT OPERATING EARNINGS RESULTS	15
OPERATING STATISTICS	21
SCHEDULE OF LONG-TERM DEBT	26
SCHEDULE OF DEBT MATURITY	27
SCHEDULE OF CHANGE IN CAPITALIZATION	28

FORECAST AND OUTLOOK	29
RECONCILIATION OF 2009 OPERATING EARNINGS TO GUIDANCE	29
2009 Summary	29
4Q09 Summary	30
Dominion Generation – Non-Contracted Plants EBITDA	31

HEDGING	32

NATURAL GAS AND NATURAL GAS LIQUIDS HEDGE POSITION	32
ELECTRIC GENERATION AND COAL HEDGE POSITION	33
REGIONAL CAPACITY HEDGE POSITION	34

GAAP RECONCILIATION	35

2009 AND 2010 EARNINGS EXPECTATIONS	35

APPENDIX	37

2009 WEATHER VARIANCE	37
VIRGINIA POWER WEATHER-NORMALIZED ELECTRICITY SALES	38
SUPPLEMENTAL TREASURY INFORMATION	39
Dominion Liquidity Position	39
IMPACT OF REVISED PROPOSED SETTLEMENT IN VA BASE RATE PROCEEDING ON 2009 RESULTS	40
LIST OF REVISED SCHEDULES	41

*The notes contained in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements. Reconciliation of Operating Earnings to Reported (GAAP) Earnings can be found in Schedules 2 & 3 of this Earnings Kit.

February 26, 2010	2

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Important Notes to Investors

This kit contains certain forward-looking statements, including forecasted operating earnings for 2010 which are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations may include factors that are beyond the company’s ability to control or estimate precisely, such as the approval by the Virginia State Corporation Commission of the company’s proposed settlement agreement relating to Virginia jurisdictional rate case proceedings, fluctuations in energy-related commodity prices, the timing of the closing dates of acquisitions or divestitures, estimates of future market conditions, access to and costs of capital, fluctuations in the value of our pension assets and assets held in our decommissioning trusts, estimates of proved and unproved reserves, the company’s ability to meet its natural gas and oil production forecasts, the timing and receipt of regulatory approvals necessary for planned projects, acquisitions and divestitures, and the ability to complete planned construction or expansion projects as scheduled. Other factors include, but are not limited to, weather conditions, including the effects of hurricanes and major storms on operations, the behavior of other market participants, state and federal legislative and regulatory developments and changes to environmental and other laws and regulations, including those related to climate change, greenhouse gases and other emissions to which we are subject, economic conditions in the company’s service area, risks of operating businesses in regulated industries that are subject to changing regulatory structures, changes to regulated gas and electric rates collected by Dominion, changes to rating agency requirements and ratings, changing financial accounting standards, trading counter-party credit risks, risks related to energy trading and marketing, adverse outcomes in litigation matters, and other uncertainties. Other risk factors are detailed from time to time in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.

Certain information provided in this Release Kit includes financial measures that are not required by, or presented in accordance with generally accepted accounting principles (GAAP), including operating earnings before interest and taxes (EBIT) and operating earnings before interest, taxes, depreciation and amortization (EBITDA). These non-GAAP financial measures should not be considered as alternatives to GAAP measures, such as net income, operating income, or earnings per share, and may be calculated differently from, and therefore may not be comparable to, similarly titled measures used at other companies. Dominion has included reconciliations to the most directly comparable financial measures it is able to calculate and report in accordance with GAAP.

The consolidated financial data and statistics in this 4Q09 Earnings Release Kit and its individual components reflect the financial position and operating results of Dominion and its primary operating segments through December 31, 2009. Independent auditors have not audited any of the financial and operating statements. Projections or forecasts shown in this document are based on the assumptions listed in this document and are subject to change at any time. Dominion undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made.

This 4Q09 Earnings Release Kit has been prepared primarily for security analysts and investors in the hope that it will serve as a convenient and useful reference document. The format of this release kit may change in the future as we continue to try to meet the needs of security analysts

February 26, 2010	3

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

and investors. This release kit is not intended for use in connection with any sale, offer to sell, or solicitation of any offer to buy securities.

Please continue to check our website regularly at www.dom.com/investors for the most recent updates.

February 26, 2010	4

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Earnings Report and Accompanying Schedules

Earnings Report

SUMMARY OF DOMINION’S REVISED 2009 EARNINGS AND 2010 GUIDANCE

As of February 26, 2010, Dominion’s reported earnings determined in accordance with Generally Accepted Accounting Principles (GAAP) for the 12 months ended Dec. 31, 2009, are $1.29 billion ($2.17 per share), compared with reported earnings of $1.83 billion ($3.16 per share) for the same period in 2008.

Operating earnings for the 12 months ended Dec. 31, 2009, are $1.94 billion ($3.27 per share), compared to operating earnings of $1.84 billion ($3.16 per share) for the same period in 2008. Operating earnings are defined as reported (GAAP) earnings adjusted for certain items.

Dominion uses operating earnings as the primary performance measurement of its earnings guidance and results for public communications with analysts and investors. Dominion also uses operating earnings internally for budgeting, for reporting to the board of directors, for the company’s incentive compensation plans and for its targeted dividend payouts and other purposes. Dominion management believes operating earnings provide a more meaningful representation of the company’s fundamental earnings power.

Business segment results and detailed descriptions of items included in 2009 and 2008 reported earnings but excluded from operating earnings can be found on Schedules 1, 2 and 3 of this release kit.

Full-year 2009 operating earnings compared to 2008

The increase in full-year 2009 operating earnings per share as compared to full-year 2008 operating earnings per share is primarily attributable to higher contributions from the regulated electric utility and gas transmission businesses, higher merchant generation margins and lower income taxes. Partially offsetting these positives were lower gas and oil production in the company’s E&P operations, as a result of the expiration of overriding royalty interests associated with former volumetric production payment agreements, and higher depreciation and amortization expenses.

February 26, 2010	5

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Fourth-quarter 2009 operating earnings compared to 2008

The decrease in fourth-quarter 2009 operating earnings per share as compared to fourth-quarter 2008 operating earnings per share is primarily attributable to higher outage costs, unfavorable weather in the regulated electric service territory and higher depreciation and amortization expenses. Partially offsetting these negatives were higher contributions from the regulated electric utility and gas transmission businesses, higher contributions from unregulated retail energy marketing operations and lower income taxes.

Complete details of full-year and fourth-quarter 2009 operating earnings as compared to 2008 can be found on Schedule 4 of this release.

Affirmation of 2010 Operating Earnings Guidance

On February 26, 2010, the Company affirmed its 2010 operating earnings guidance of $3.20 to $3.40 per share. Dominion will be in a better position to provide details for 2010 and thereafter once it receives a final order in the Virginia base rate case proceeding.

First-quarter 2010 operating earnings guidance

Dominion expects first-quarter 2010 operating earnings in the range of 90 cents per share to $1.00 per share as compared to first-quarter 2009 operating earnings of 98 cents per share. Positive factors for the first quarter of 2010 compared to the prior year include higher rate adjustment clause revenues and the impact of a full quarter’s benefit from the Cove Point expansion. Factors offsetting these positives include lower merchant generation margins, the recent unplanned outage at Millstone Unit 3 and a return to normal weather. Reported earnings for the first quarter of 2009 were 42 cents per share.

In providing its first-quarter and full-year 2010 operating earnings guidance the company notes that there could be differences between expected reported (GAAP) earnings and estimated operating earnings for matters such as, but not limited to, divestitures, changes in accounting principles or the outcome of the company’s pending Virginia rate case proceedings. At this time, Dominion management is not able to estimate the impact, if any, of these items on reported earnings. Accordingly, Dominion is not able to provide a corresponding GAAP equivalent for its operating earnings guidance.

February 26, 2010	6

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion is one of the nation’s largest producers and transporters of energy, with a portfolio of more than 27,500 megawatts of generation, 1.3 trillion cubic feet equivalent of proved natural gas and oil reserves, 12,000 miles of natural gas transmission, gathering and storage pipeline and 6,000 miles of electric transmission lines. Dominion operates the nation’s largest natural gas storage system with 942 billion cubic feet of storage capacity and serves retail energy customers in 12 states. For more information about Dominion, visit the company’s Web site at www.dom.com.

This release contains certain forward-looking statements, including forecasted operating earnings for 2010 which are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations may include factors that are beyond the company’s ability to control or estimate precisely, such as the approval by the Virginia State Corporation Commission of the company’s proposed settlement agreement relating to Virginia jurisdictional rate case proceedings, fluctuations in energy-related commodity prices, the timing of the closing dates of acquisitions or divestitures, estimates of future market conditions, access to and costs of capital, fluctuations in the value of our pension assets and assets held in our decommissioning trusts, estimates of proved and unproved reserves, the company’s ability to meet its natural gas and oil production forecasts, the timing and receipt of regulatory approvals necessary for planned projects, acquisitions and divestitures, and the ability to complete planned construction or expansion projects as scheduled. Other factors include, but are not limited to, weather conditions, including the effects of hurricanes and major storms on operations, the behavior of other market participants, state and federal legislative and regulatory developments and changes to environmental and other laws and regulations, including those related to climate change, greenhouse gases and other emissions to which we are subject, economic conditions in the company’s service area, risks of operating businesses in regulated industries that are subject to changing regulatory structures, changes to regulated gas and electric rates collected by Dominion, changes to rating agency requirements and ratings, changing financial accounting standards, trading counter-party credit risks, risks related to energy trading and marketing, adverse outcomes in litigation matters, and other uncertainties. Other risk factors are detailed from time to time in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.

###

February 26, 2010	7

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Schedule 1 - Segment Operating Earnings

Schedule 1 - Segment Operating Earnings 1

Preliminary, Unaudited

(millions, except earnings per share)	Three months ended December 31
	2009	2008	Change
Operating Revenue (GAAP Based 2 )	$3,255	$4,173	$(918)

Earnings:

Dominion Virginia Power	$92	$102	$(10)
Dominion Energy	145	136	9
Dominion Generation	183	236	(53)
Corporate and Other	(46)	(50)	4

OPERATING EARNINGS	$374	$424	$(50)

Items excluded from operating earnings [3]	(383)	(76)	(307)
REPORTED EARNINGS [2]	$(9)	$348	$(357)

Common Shares Outstanding (average, diluted) [4]	598.1	582.1

Earnings Per Share (EPS):

Dominion Virginia Power	$0.15	$0.18	$(0.03)
Dominion Energy	0.25	0.24	0.01
Dominion Generation	0.31	0.40	(0.09)
Corporate and Other	(0.08)	(0.09)	0.01

OPERATING EARNINGS	$0.63	$0.73	$(0.10)

Items excluded from operating earnings [3]	(0.64)	(0.13)	(0.51)
REPORTED EARNINGS [2]	$(0.01)	$0.60	$(0.61)

(millions, except earnings per share)	Twelve months ended December 31
	2009	2008	Change
Operating Revenue (GAAP Based 2 )	$15,131	$16,290	$(1,159)

Earnings:
Dominion Virginia Power	$384	$380	$4
Dominion Energy	517	470	47
Dominion Generation	1,281	1,227	54
Corporate and Other	(240)	(240)	-

OPERATING EARNINGS	$1,942	$1,837	$105

Items excluded from operating earnings [3]	(655)	(3)	(652)
REPORTED EARNINGS [2]	$1,287	$1,834	$(547)

Common Shares Outstanding (average, diluted)	593.7	580.8

Earnings Per Share (EPS):
Dominion Virginia Power	$0.65	$0.65	$-
Dominion Energy	0.87	0.81	0.06
Dominion Generation	2.16	2.11	0.05
Corporate and Other	(0.41)	(0.41)	-

OPERATING EARNINGS	$3.27	$3.16	$0.11

Items excluded from operating earnings [3]	(1.10)	-	(1.10)
REPORTED EARNINGS [2]	$2.17	$3.16	$(0.99)

1)	2009 and 2008 have been recast due to Dominion management's decision to retain Hope Gas, Inc. as a part of Dominion Energy.
2)	Determined in accordance with Generally Accepted Accounting Principles (GAAP)
3)	Refer to schedules 2 and 3 for details related to items excluded from operating earnings, or find “GAAP Reconciliation” on Dominion’s Web site at www.dom.com/investors.
4)	As a result of a net loss from continuing operations in 4Q09, the issuance of common stock under potentially-dilutive securities was considered antidilutive and therefore not included in the calculation of the earnings per share for that period.

February 26, 2010	8

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Schedule 2 - Reconciliation of 2009 Operating Earnings to Reported Earnings

2009 Earnings (Twelve months ended December 31, 2009)

The net effects of the following items, all shown on an after-tax basis, are included in 2009 reported earnings, but are excluded from operating earnings:

—

$281 million impairment charge resulting from the first quarter ceiling test performed for our gas and oil properties under the full cost method accounting with a subsequent update for estimated state taxes in the second quarter.

—	$435 million after-tax charge in connection with the proposed settlement of Virginia Power’s 2009 rate case proceedings.
—	$2 million net gain related to our investments in nuclear decommissioning trust funds.
—	Interim impact on income tax provision to reflect the planned sale of Peoples and Hope on our 2009 estimated annual effective tax rate.
—	$62 million benefit due to a downward revision in the nuclear decommissioning asset retirement obligation (ARO) for a power station unit that is no longer in service.
—	$26 million of earnings from Peoples Natural Gas Co. (Peoples).
—	$29 million net expense related to other items.

(millions, except per share amounts)	1Q09	2Q09	3Q09	4Q09	YTD 2009
Operating earnings	$574	$404	$590	$374	$1,942
Items excluded from operating earnings (after-tax):
Impairment of gas and oil properties	(272)	(9)			(281)
Proposed rate settlement				(435)	(435)
Net gains (losses) in nuclear decommissioning trust funds	(50)	12	34	6	2
Interim tax provision – planned sale of Peoples and Hope	(10)	(18)	(32)	60	0
ARO revision		62			62
Peoples operations	21	9	(11)	7	26
Other items	(15)	(6)	13	(21)	(29)
Total items excluded from operating earnings	(326)	50	4	(383)	(655)
Reported net income	$248	$454	$594	$(9)	$1,287
Common shares outstanding (average, diluted)	585.7	594.0	596.3	598.1	593.7
Operating earnings per share	$0.98	$0.68	$0.99	$0.63	$3.27
Items excluded from operating earnings (after-tax)	(0.56)	0.08	0.01	(0.64)	(1.10)
Reported earnings per share	$0.42	$0.76	$1.00	$(0.01)	$2.17

*	YTD 2009 EPS may not equal sum of quarters due to share count differences.

February 26, 2010	9

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Schedule 3 - Reconciliation of 2008 Operating Earnings to Reported Earnings

2008 Earnings (Twelve months ended December 31, 2008)

The net effects of the following items, all shown on an after-tax basis, are included in 2008 reported earnings, but are excluded from operating earnings:

•

$136 million tax benefit related to the planned sale of Peoples and Hope natural gas distribution companies, reflecting the reversal of deferred tax liabilities established in 2006, due to a change in the expected tax treatment of the sale.

•	$71 million of earnings from Peoples.
•	$38 million impairment charge related to a Dominion Capital investment.
•	$109 million of impairment charges reflecting other-than-temporary declines in the fair value of securities held in nuclear decommissioning trust funds.
•	$26 million net-of-tax reduction to the gain recognized in 2007 from the sale of our U.S. E&P businesses as a result of post-closing adjustments.
•

$37 million in other charges, including impairment of non-refundable deposits for certain generation-related vendor contracts and an increase to tax valuation allowances to reflect the effect of lower projected capital gain income on the realizability of state loss carryforwards attributable to specific asset impairments and dispositions.

(millions, except per share amounts)	1Q08	2Q08	3Q08	4Q08	YTD 2008
Operating earnings	$585	$286	$542	$424	$1,837
Items excluded from operating earnings (after-tax):
Tax benefit related to the planned sale of Peoples & Hope	136				136
Peoples operations	23	32	4	12	71
Dominion Capital asset impairment	(38)				(38)
Impairment losses in nuclear decommissioning trust funds	(16)	(15)	(19)	(59)	(109)
Adjustment to gain on sale of our U.S. E&P businesses			(26)		(26)
Other charges	(10)	(5)	7	(29)	(37)
Total items excluded from operating earnings	95	12	(34)	(76)	(3)
Reported net income	$680	$298	$508	$348	$1,834
Common shares outstanding (average, diluted)	578.4	580.7	582.0	582.1	580.8
Operating earnings per share*	$1.01	$0.49	$0.93	$0.73	$3.16
Items excluded from operating earnings (after-tax)	0.17	0.02	(0.06)	(0.13)	0.00
Reported earnings per share*	$1.18	$0.51	$0.87	$0.60	$3.16

*	YTD 2008 EPS may not equal sum of quarters due to share count differences.

February 26, 2010	10

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Schedule 4 - Reconciliation of 2009 Earnings to 2008

Preliminary, unaudited	Three Months Ended		Twelve Months Ended
(millions, except EPS)	December 31,		December 31,
	2009 vs. 2008		2009 vs. 2008
	Increase / (Decrease)		Increase / (Decrease)
Reconciling Items	Amount	EPS	Amount	EPS

Dominion Virginia Power
Regulated electric sales:
Weather	($3)	($0.01)	$3	$0.01
Rate Adjustment Clause	10	0.02	13	0.02
Customer growth	1	0.00	5	0.01
Other	(2)	(0.01)	(9)	(0.02)
Storm damage and service restoration - distribution operations	(7)	(0.01)	5	0.01
Regulatory asset adjustment	(7)	(0.01)	(7)	(0.01)
Retail energy marketing operations	11	0.02	(1)	0.00
Other	(13)	(0.03)	(5)	(0.01)
Share dilution	—	0.00	—	(0.01)
Change in contribution to operating earnings	($10)	($0.03)	$4	$0.00

Dominion Energy
Producer services	($3)	$0.00	$10	$0.02
Weather - Gas distribution	(2)	0.00	(4)	(0.01)
Gas and Oil - production	(12)	(0.02)	(63)	(0.11)
Gas and Oil - DD&A expense	6	0.01	28	0.04
Cove Point expansion	26	0.04	88	0.15
Change in state tax legislation	0	0.00	(16)	(0.02)
Other	(6)	(0.01)	4	0.01
Share dilution	—	(0.01)	—	(0.02)
Change in contribution to operating earnings	$9	$0.01	$47	$0.06

Dominion Generation
Regulated electric sales:
Weather	($6)	($0.01)	$0	$0.00
Rate Adjustment Clause	13	0.02	53	0.09
Customer growth	2	0.00	10	0.02
Other	(14)	(0.03)	(59)	(0.11)
Merchant generation margin	4	0.01	95	0.16
Sales of emissions allowances	(1)	0.00	(18)	(0.03)
Outage costs	(51)	(0.09)	7	0.01
Depreciation and amortization	(14)	(0.02)	(42)	(0.07)
Other	14	0.04	8	0.02
Share dilution	—	(0.01)	—	(0.04)
Change in contribution to operating earnings	($53)	($0.09)	$54	$0.05

Corporate and Other
Change in contribution to operating earnings	$4	$0.01	$0	$0.00

Change in consolidated operating earnings [1]	($50)	($0.10)	$105	$0.11

Change in items excluded from operating earnings [1], [2]	($307)	($0.51)	($652)	($1.10)

Change in reported earnings (GAAP)	($357)	($0.61)	($547)	($0.99)

1)	Earnings for Peoples are excluded from our 2009 and 2008 operating earnings.
2)	Refer to schedules 2 and 3 for details of items excluded from operating earnings, or find “GAAP Reconciliation” on Dominion’s Web site at www.dom.com/investors.

February 26, 2010	11

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Financials*

Consolidated Financial Statements (GAAP)

Dominion Consolidated *

Preliminary and Unaudited Income Statements (GAAP Based)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

	(millions, except per share amounts)

Operating Revenue	$3,255	$4,173	$15,131	$16,290

Operating Expenses
Electric fuel and other energy-related purchases	1,074	1,073	4,285	4,023
Purchased electric capacity	102	105	411	411
Purchased gas	596	916	2,381	3,398
Other operations and maintenance	1,100	890	3,795	3,299
Depreciation, depletion and amortization	315	264	1,139	1,034
Other taxes	118	124	491	499

Total Operating Expenses	3,305	3,372	12,502	12,664

Income from Operations	(50)	801	2,629	3,626

Other income (loss)	54	(68)	181	(58)
Interest and related charges	236	203	894	837

Income from continuing operations including noncontrolling interests before income taxes	(232)	530	1,916	2,731

Income tax expense	(228)	178	612	879

Income from continuing operations including noncontrolling interests	(4)	352	1,304	1,852

Loss from discontinued operations (net of tax)	-	-	-	(2)

Net Income including noncontrolling interests	$(4)	$352	$1,304	$1,850

Noncontrolling interests	5	4	17	16

Net Income attributable to Dominion	$(9)	$348	$1,287	$1,834

Net income per common share - diluted **	$(0.01)	$0.60	$2.17	$3.16

Average shares outstanding, diluted **	598.1	582.1	593.7	580.8

* The notes contained in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

** As a result of the net loss from continuing operations for the three months ended December 31, 2009, the issuance of common stock under potentially-dilutive securities was considered antidilutive and therefore not included in the calculation of the diluted loss per share for that period.

February 26, 2010	12

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Consolidated *

Preliminary and Unaudited Balance Sheets (Summarized)

($ in Millions)

	At December 31,
	2009	2008
Assets

Assets held for sale	$1,018	$1,416

Other current assets	5,799	6,245

Total Current Assets	6,817	7,661

Investments	3,492	3,257

Property, Plant and Equipment, Net	25,592	23,274

Deferred Charges and Other Assets	6,653	7,861

Total Assets	$42,554	$42,053

Liabilities and Shareholders’ Equity

Securities due within one year	$1,137	$444

Short-term debt	1,295	2,030

Liabilities held for sale	428	570

Other current liabilities	3,973	4,750

Total Current Liabilities	6,833	7,794

Long-Term Debt	15,481	14,956

Deferred Credits and Other Liabilities	8,798	8,969

Total Liabilities	31,112	31,719

Subsidiary Preferred Stock Not Subject To Mandatory Redemption	257	257

Common Shareholders’ Equity	11,185	10,077

Total Liabilities and Shareholders’ Equity	$42,554	$42,053

*	The notes contained in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

February 26, 2010	13

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Consolidated *

Preliminary and Unaudited Statements of Cash Flows (Summarized)

($ in Millions)

	Year Ended December 31,
	2009	2008
Operating Activities

Net Income including noncontrolling interests	$1,304	$1,850
Adjustments to reconcile net income to net cash from operating activities
Impairment of gas and oil properties	455	-
Proposed rate settlement	794	-
Revision to asset retirement obligation	(103)	-
DCI Impairment loss	0
Depreciation, depletion and amortization	1,319	1,191
Deferred income taxes and investment tax credits, net	(494)	269
Net change in realized and unrealized derivative losses	14	169
Other adjustments for non-cash items	(34)	174
Deferred fuel and purchased gas costs	802	(532)
Changes in other operating assets and liabilities	(271)	(445)

Net cash provided by operating activities	3,786	2,676

Investing Activities

Plant construction and other property additions	(3,665)	(3,315)
Additions to gas and oil properties	(172)	(239)
Proceeds from assignment of natural gas drilling rights	-	343
Investment in affiliates and partnerships	(43)	(376)
Distributions from affiliates and partnerships	174	18
Other	11	79

Net cash used in investing activities	(3,695)	(3,490)

Financing Activities

Issuance (repayment) of short-term debt, net	(735)	273
Issuance of long-term debt	1,695	3,290
Repayment of long-term debt	(447)	(1,842)
Repayment of affiliated notes payable	-	(412)
Issuance of common stock	456	240
Common dividend payments	(1,039)	(916)
Subsidiary preferred dividend payments	(17)	(17)
Other	(25)	(18)

Net cash provided by (used in) financing activities	(112)	598

Decrease in cash and cash equivalents	(21)	(216)
Cash and cash equivalents at beginning of period	71	287

Cash and cash equivalents at end of period	$50	$71

*	The notes contained in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

February 26, 2010	14

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Segment Operating Earnings Results

Dominion Consolidated

Unaudited Summary of Operating Results

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	20081, [2]	2009 [2]	20081, [2]
	(millions, except per share amounts)		(millions, except per share amounts)

Operating Revenue	$3,617	$4,026	$15,242	$15,897

Operating Expenses
Electric fuel and other energy-related purchases	946	1,073	4,155	4,023
Purchased electric capacity	102	105	411	411
Purchased gas	560	824	2,199	3,174
Other operations and maintenance	937	818	3,208	3,134
Depreciation, depletion and amortization	290	266	1,120	1,041
Other taxes	117	123	483	495

Total operating expenses	2,952	3,209	11,576	12,278

Income from operations	665	817	3,666	3,619

Other income	54	29	221	137

Income including noncontrolling interest before interest and income taxes	719	846	3,887	3,756

Interest and related charges	232	205	889	839

Income including noncontrolling interest before income taxes	487	641	2,998	2,917

Income taxes	108	213	1,039	1,064

Income including noncontrolling interest	379	428	1,959	1,853

Noncontrolling interests	5	4	17	16

Operating Earnings	$374	$424	$1,942	$1,837

Operating Earnings Per Share	$0.63	$0.73	$3.27	$3.16

Items excluded from operating earnings (net of taxes)	(383)	(76)	(655)	(3)

Reported Earnings	$(9)	$348	$1,287	$1,834

Reported Earnings Per Common Share - Diluted	$(0.01)	$0.60	$2.17	$3.16

Average shares outstanding, diluted	598.1	582.1	593.7	580.8

1)	Our 2008 income statements have been recast due to the application of new accounting guidance for noncontrolling interests. For more details, please refer to the notes contained in our 2009 Form 10-K.
2)	Our 2009 and 2008 income statements have been recast due to Dominion management’s decision to retain Hope Gas, Inc. as a part of Dominion Energy.

Note:	For additional detail on items excluded from operating earnings, visit Dominion’s Investor Relations Web site at www.dom.com/investors under “GAAP Reconciliation”

2009 operating results reflect a charge recorded in connection with the proposed settlement of Virginia Power’s 2009 rate case proceeding, representing the amounts collected for the interim base rate increase that began on September 1, 2009 that are expected to be refunded to customers.

February 26, 2010	15

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Virginia Power

Unaudited Summary of Operating Results

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008[1]	2009	2008[1]
	(millions, except per share amounts)		(millions, except per share amounts)

Operating Revenue	$863	$822	$3,281	$3,111

Operating Expenses
Electric fuel and other energy-related purchases	170	128	658	434
Purchased electric capacity	-	-	-	-
Purchased gas	244	272	869	1,011
Other operations and maintenance	168	143	602	557
Depreciation, depletion and amortization	85	84	341	312
Other taxes	24	21	99	93

Total operating expenses	691	648	2,569	2,407

Income from operations	172	174	712	704

Other income	17	27	72	65

Income including noncontrolling interest before interest and income taxes	189	201	784	769

Interest and related charges	39	35	159	149

Income including noncontrolling interest before income taxes	150	166	625	620

Income taxes	56	62	233	232

Income including noncontrolling interest	94	104	392	388

Noncontrolling interests	2	2	8	8

Operating Earnings Contribution	$92	$102	$384	$380

Operating Earnings Per Share Contribution	$0.15	$0.18	$0.65	$0.65

Average shares outstanding, diluted	598.1	582.1	593.7	580.8

1)	Our 2008 income statements have been recast due to the application of new accounting guidance for noncontrolling interests. For more details, please refer to the notes contained in our 2009 Form 10-K.

Note:	2009 operating results reflect a charge recorded in connection with the proposed settlement of Virginia Power’s 2009 rate case proceeding, representing the amounts collected for the interim base rate increase that began on September 1, 2009 that are expected to be refunded to customers.

February 26, 2010	16

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Energy

Unaudited Summary of Operating Results

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008[1,2]	2009 [2]	2008[1,2]
	(millions, except per share amounts)		(millions, except per share amounts)

Operating Revenue	$962	$1,208	$3,810	$4,470

Operating Expenses
Electric fuel and other energy-related purchases	2	7	25	37
Purchased electric capacity	-	-	-	-
Purchased gas	398	611	1,708	2,366
Other operations and maintenance	209	212	735	741
Depreciation, depletion and amortization	64	65	258	284
Other taxes	46	56	175	194

Total operating expenses	719	951	2,901	3,622

Income from operations	243	257	909	848

Other income	7	8	40	46

Income including noncontrolling interest before interest and income taxes	250	265	949	894

Interest and related charges	28	37	113	141

Income including noncontrolling interest before income taxes	222	228	836	753

Income taxes	77	92	319	283

Income including noncontrolling interest	145	136	517	470

Noncontrolling interests	-	-	-	-

Operating Earnings Contribution	$145	$136	$517	$470

Operating Earnings Per Share Contribution	$0.25	$0.24	$0.87	$0.81

Average shares outstanding, diluted	598.1	582.1	593.7	580.8

1)	Our 2008 income statements have been recast due to the application of new accounting guidance for noncontrolling interests. For more details, please refer to the notes contained in our 2009 Form 10-K.
2)	Our 2009 and 2008 income statements have been recast due to Dominion management’s decision to retain Hope Gas, Inc. as a part of Dominion Energy.

February 26, 2010	17

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Generation

Unaudited Summary of Operating Results

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008[1]	2009	2008[1]
	(millions, except per share amounts)		(millions, except per share amounts)

Operating Revenue	$1,933	$2,096	$8,751	$8,671

Operating Expenses
Electric fuel and other energy-related purchases	815	964	3,627	3,672
Purchased electric capacity	102	105	411	411
Purchased gas	-	2	-	8
Other operations and maintenance	577	500	1,936	1,905
Depreciation, depletion and amortization	134	111	492	423
Other taxes	42	42	179	179

Total operating expenses	1,670	1,724	6,645	6,598

Income from operations	263	372	2,106	2,073

Other income	20	18	79	81

Income including noncontrolling interest before interest and income taxes	283	390	2,185	2,154

Interest and related charges	48	55	201	230

Income including noncontrolling interest before income taxes	235	335	1,984	1,924

Income taxes	49	96	694	688

Income including noncontrolling interest	186	239	1,290	1,236

Noncontrolling interests	3	3	9	9

Operating Earnings Contribution	$183	$236	$1,281	$1,227

Operating Earnings Per Share Contribution	$0.31	$0.40	$2.16	$2.11

Average shares outstanding, diluted	598.1	582.1	593.7	580.8

1)	Our 2008 income statements have been recast due to the application of new accounting guidance for noncontrolling interests. For more details, please refer to the notes contained in our 2009 Form 10-K.

Note:	2009 operating results reflect a charge recorded in connection with the proposed settlement of Virginia Power’s 2009 rate case proceeding, representing the amounts collected for the interim base rate increase that began on September 1, 2009 that are expected to be refunded to customers.

February 26, 2010	18

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Corporate and Other

Unaudited Summary of Operating Results

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008[1]	2009[1]	2008[1]
	(millions, except per share amounts)		(millions, except per share amounts)

Operating Revenue	$181	$213	$683	$721

Operating Expenses
Electric fuel and other energy-related purchases	-	-	-	-
Purchased electric capacity	-	-	-	-
Purchased gas	1	-	4	-
Other operations and maintenance	181	189	681	676
Depreciation, depletion and amortization	8	6	29	24
Other taxes	5	4	30	29

Total operating expenses	195	199	744	728

Income (loss) from operations	(14)	14	(61)	(7)

Other income	39	27	147	113

Income including noncontrolling interest before interest and income taxes	25	41	86	106

Interest and related charges	145	128	533	486

Income including noncontrolling interest before income taxes	(120)	(87)	(447)	(380)

Income taxes	(74)	(37)	(207)	(139)

Income including noncontrolling interest	(46)	(50)	(240)	(241)

Noncontrolling interests	-	-	-	(1)

Operating Earnings (Loss) Contribution	$(46)	$(50)	$(240)	$(240)

Operating Earnings (Loss) Per Share Contribution	$(0.08)	$(0.09)	$(0.41)	$(0.41)

Average shares outstanding, diluted	598.1	582.1	593.7	580.8

1)	Our 2009 and 2008 income statements have been recast due to Dominion management’s decision to retain Hope Gas, Inc. as a part of Dominion Energy.

Note:	Earnings for Peoples are excluded from operating earnings.

February 26, 2010	19

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion

Unaudited Operating Revenue Detail (GAAP Based)

(millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008[1]	2009	2008[1]
Dominion Consolidated
Operating Revenue
Electric sales:
Regulated	$1,100	$1,644	$6,477	$6,797
Nonregulated	884	874	3,802	3,543
Gas sales:
Regulated	171	409	829	1,307
Nonregulated	630	781	2,259	3,020
Gas transportation and storage	360	335	1,328	1,134
Other	110	130	436	489

Total operating revenue	$3,255	$4,173	$15,131	$16,290

Dominion Virginia Power
Operating Revenue
Electric sales:
Regulated	$346	$335	$1,413	$1,392
Nonregulated	205	144	781	487
Gas sales:
Regulated	-	-	-	-
Nonregulated	277	305	942	1,106
Gas transportation and storage	1	1	6	5
Other	34	37	139	121

Total operating revenue	$863	$822	$3,281	$3,111

Dominion Energy
Operating Revenue
Electric sales:
Regulated	$-	$-	$-	$-
Nonregulated	-	-	-	-
Gas sales:
Regulated	91	268	494	877
Nonregulated	439	535	1,715	2,177
Gas transportation and storage	350	320	1,291	1,092
Other	82	85	310	324

Total operating revenue	$962	$1,208	$3,810	$4,470

Dominion Generation
Operating Revenue
Electric sales:
Regulated	$1,196	$1,309	$5,505	$5,404
Nonregulated	723	762	3,183	3,187
Gas sales:
Regulated	-	-	-	-
Nonregulated	-	(1)	1	(1)
Gas transportation and storage	-	-	-	-
Other	14	26	62	81

Total operating revenue	$1,933	$2,096	$8,751	$8,671

Corporate and Other
Operating Revenue
Electric sales:
Regulated	$(441)	$-	$(441)	$-
Nonregulated	-	(1)	-	1
Gas sales:
Regulated	79	147	335	436
Nonregulated	2	14	8	25
Gas transportation and storage	20	24	74	74
Other	179	211	677	717

Total operating revenue	$(161)	$395	$653	$1,253

1)	Operating Revenue have been recast due to Dominion management’s decision to retain Hope Gas, Inc.

The re-alignment shifted Hope Gas, Inc.'s results from Corporate to Dominion Energy.

February 26, 2010	20

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Operating Statistics

Dominion	Three Months Ended		Year Ended
Operating Statistics	December 31,		December 31,
	2009	2008	2009	2008

Dominion Consolidated

Regulated Electric Sales Revenue ($ millions)
Residential	$698	$694	$3,156	$2,858
Commercial	549	537	2,306	2,069
Industrial	132	139	559	550
Governmental	177	186	720	821

Regulated retail revenue	1,555	1,556	6,741	6,298
Wholesale - sales for resale	53	74	181	396
Other revenue[1]	(508)	14	(445)	103

Total	$1,100	$1,644	$6,477	$6,797

1)	4Q09 and full year 2009 amounts include a $523 million charge associated with the proposed settlement of Virginia Power’s 2009 rate case proceeding.

Note: Figures may not add due to rounding.

February 26, 2010	21

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion	Three Months Ended		Year Ended
Operating Statistics	December 31,		December 31,
	2009	2008	2009	2008

Dominion Virginia Power

Degree Days (Electric service area)
Cooling
Actual	26	34	1,477	1,621
Normal	45	38	1,545	1,538
Heating
Actual	1,285	1,352	3,747	3,427
Normal	1,317	1,330	3,638	3,681

Electric Delivery Customers (at period end)
Residential	2,149,288	2,133,222	2,149,288	2,133,222
Commercial	232,656	231,526	232,656	231,526
Industrial	576	588	576	588
Governmental	31,870	31,773	31,870	31,773

Total Retail	2,414,390	2,397,109	2,414,390	2,397,109
Wholesale - sales for resale	5	5	5	5

Total	2,414,395	2,397,114	2,414,395	2,397,114

Electricity Delivered (GWh)
Residential	6,778	6,968	29,920	29,643
Commercial	6,886	6,738	28,463	28,450
Industrial	2,124	2,213	8,644	9,779
Governmental	2,610	2,576	10,727	10,807

Total Retail	18,397	18,495	77,755	78,679
Wholesale - sales for resale	882	1,320	3,620	5,330

Total	19,279	19,815	81,374	84,009

Dominion Retail

Unregulated Energy Customer Accounts (Average)
Natural Gas	617,397	620,739	631,054	604,499
Electric	483,473	343,878	430,285	311,588
Products and Services	674,347	650,527	656,484	684,597

Total	1,775,217	1,615,144	1,717,823	1,600,684

Volumes Sold
Natural Gas (mmcf)	29,548	27,985	100,605	103,605
Electricity (MWh)	2,153,717	1,243,590	7,855,669	3,944,806

Note: Figures may not add due to rounding.

February 26, 2010	22

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion	Three Months Ended		Year Ended
Operating Statistics	December 31,		December 31,
	2009	2008	2009	2008

Dominion Energy - Gas Distribution[1]

Regulated Gas Revenue ($mm)
Gas sales revenue
Residential	$ 79	$205	$ 396	$663
Commercial	11	56	88	190
Industrial	1	4	6	19
Other	1	2	4	5

Total	$ 91	$268	$ 494	$877

Regulated Gas Transportation and Storage Revenue ($mm)
Gas transportation revenue
Residential	$ 106	$102	$ 374	$ 298
Commercial	33	35	123	111
Industrial	12	13	45	52
Other	-	-	1	2

Total transportation revenue	152	150	544	463

Storage revenue	3	3	12	12

Total	$ 154	$153	$ 555	$475

Degree Days
Heating
Actual	2,019	2,213	5,847	6,065
Normal	2,012	2,009	5,711	5,723

LDC Natural Gas Customers (Average)
Gas sales customers
Residential	253,563	451,183	304,096	469,707
Commercial	11,237	30,802	16,274	32,426
Industrial	34	358	141	370
Other	24	24	24	24

Total	264,858	482,367	320,535	502,527

Gas transportation customers
Residential	957,206	765,850	912,380	753,666
Commercial	78,927	60,410	74,220	59,102
Industrial	1,562	1,290	1,471	1,297

Total	1,037,695	827,550	988,071	814,065

Total LDC natural gas customers
Residential	1,210,769	1,217,033	1,216,476	1,223,373
Commercial	90,164	91,212	90,494	91,528
Industrial	1,596	1,648	1,612	1,667
Other	24	24	24	24

Total	1,302,553	1,309,917	1,308,606	1,316,592

LDC Natural Gas Delivery (mmcf)
Gas sales volume
Residential	8,179	14,760	34,056	46,597
Commercial	1,188	4,190	7,705	13,945
Industrial	84	364	658	1,429
Other	104	140	349	456

Total	9,555	19,454	42,768	62,427

Gas transportation volume
Residential	29,464	27,449	87,022	80,874
Commercial	14,982	13,793	47,450	43,760
Industrial	20,939	20,656	70,324	94,176
Other	846	624	3,574	5,786

Total	66,231	62,522	208,370	224,596

Total LDC natural gas throughput
Residential	37,643	42,209	121,078	127,471
Commercial	16,170	17,983	55,155	57,705
Industrial	21,023	21,020	70,982	95,605
Other	950	764	3,923	6,242

Total	75,786	81,976	251,138	287,023

1)	Includes Hope Gas, Inc. operations.

 Note: Figures may not add due to rounding.

February 26, 2010	23

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Operating Statistics	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008

Dominion Energy - Gas Transmission

Natural Gas Liquids sales (million gallons)	43.2	37.9	162.1	151.8
Average Realized NGL Price with Hedging ($/gal)	$1.42	$1.45	$1.34	$1.53

Gas Shrinkage Cost ($mm)	$19.7	$20.8	$72.0	$106.0

Dominion Energy - Appalachia E&P*
*NGLs reported with Liquids

Volumes Produced
Natural Gas US (Bcf)	11.8	14.1	46.5	59.1
Liquids US (MBbls)	259.2	235.2	958.8	919.0

Total equivalent (Bcfe)	13.4	15.5	52.3	64.6

Average Realized Prices Without Hedging Results
Natural Gas (per Mcf)	$4.32	$6.92	$4.20	$8.96
Liquids (per Bbl)	$21.98	$25.13	$20.68	$38.51
Equivalent (per Mcfe)	$4.24	$6.66	$4.11	$8.73

Average Realized Prices With Hedging Results
Natural Gas (per Mcf)	$7.42	$8.54	$7.74	$8.71
Liquids (per Bbl)	$21.98	$25.18	$20.68	$38.03
Equivalent (per Mcfe)	$6.97	$8.13	$7.25	$8.50

E&P Lifting costs ($/mcfe)	$1.23	$1.44	$1.21	$1.37
E&P DD&A rates ($/mcfe)	$1.30	$1.80	$1.50	$1.93

Note: Figures may not add due to rounding.

February 26, 2010	24

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Operating Statistics	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008

Dominion Generation

Regulated Generation

Electricity Sold (GWh) to VP/NCP customers
Residential	6,778	6,965	29,919	29,628
Commercial	6,886	6,738	28,463	28,450
Industrial	2,124	2,213	8,644	9,779
Governmental	2,610	2,576	10,727	10,807

Total Retail	18,397	18,492	77,754	78,664
Wholesale - sales for resale	882	1,320	3,620	5,330

Total	19,279	19,812	81,374	83,994

Merchant Generation

NEPOOL Merchant Fleet [1]
Baseload Electric Sales (GWh)	5,241	5,848	24,499	23,887
Other Electric Sales (GWh)	507	388	1,819	1,435

Total Electric Sales (GWh)	5,748	6,236	26,318	25,322

PJM Merchant Fleet [2]
Baseload Electric Sales (GWh)	718	995	2,766	3,668
Other Electric Sales (GWh)	1,429	1,237	6,532	4,144

Total Electric Sales (GWh)	2,147	2,232	9,298	7,811

1) Baseload Electric Sales include Millstone and the coal units at Brayton Point and Salem Harbor. Other Electric Sales include Manchester generating station and the oil units at Brayton Point and Salem Habor.

2) Baseload Electric Sales include the State Line generating station. Other Electric Sales includes the Fairless generating station.

Note: Figures may not add due to rounding.

February 26, 2010	25

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Schedule of Long-term Debt

Dominion Resources, Inc.

Schedule of Long-Term Debt - Preliminary & Unaudited

($ in Millions)

	At 12/31 2008	At 3/31 2009	At 6/30 2009	At 9/30 2009	At 12/31 2009
Dominion Resources, Inc.
Unsecured Senior Notes:
4.75% to 8.125%, due 2009 to 2014 (1)	$1,879	$1,829	$1,829	$1,829	$1,529
5.15% to 8.875%, due 2015 to 2038 (1)	$4,199	$4,193	$4,193	$4,693	$4,693
Variable rate, due 2010	$300	$300	$300	$300	$300
Unsecured Debentures and Senior Notes (previously issued by CNG):
5.0% to 6.85%, due 2010 to 2014	$1,291	$1,291	$1,291	$1,291	$1,291
6.8% and 6.875%, due 2026 and 2027	$89	$89	$89	$89	$89
Unsecured Convertible Senior Notes, 2.125%, due 2023	$202	$202	$202	$202	$202
Unsecured Junior Subordinated Notes Payable to Affiliated Trusts, 7.83% and 8.4%, due 2027 and 2031	$268	$268	$268	$268	$268
Enhanced Junior Subordinated Notes, 6.3% to 8.375%, due 2064 and 2066	$800	$800	$1,485	$1,485	$1,485

Virginia Electric and Power Company
Unsecured Senior Notes:
4.5% to 5.1%, due 2010 to 2013	$1,230	$1,230	$1,230	$1,230	$1,230
5.25% to 8.875%, due 2015 to 2038	$4,272	$4,271	$4,615	$4,614	$4,608
Tax-Exempt Financings:
Variable rates, due 2016 to 2040 (2)	$119	$119	$119	$119	$119
5.5% and 7.65%, due 2009 and 2010	$112	$111	$1	$1	$1
3.6% to 6.5%, due 2017 to 2035	$393	$393	$503	$503	$503

Dominion Energy, Inc.
Secured Senior Note, 7.33%, due 2020	$194	$194	$189	$189	$183
Tax-Exempt Financings, 5.0% and 5.75%, due 2033 to 2042 (3)	$74	$74	$124	$124	$124
Total Principal Amount	$15,422	$15,364	$16,438	$16,937	$16,625
Fair Value Hedge Valuation	15	14	12	29	23
Amounts Due Within One Year	(444)	(444)	(709)	(709)	(1,137)
Unamortized Discount & Premium, net	(37)	(35)	(34)	(34)	(30)
Total Long-Term Debt	$14,956	$14,899	$15,707	$16,223	$15,481

(1)	$50 million of the 5.0% 2003 Series D and $6.15 million of the 5.2% 2004 Series A Senior Notes were exchanged for approximately 1.6 million shares of common stock in February 2009.
(2)

$60 million of tax exempt bonds due in 2040 issued by the Wise County IDA on behalf of VEPCO in September 2009 are not included upon consolidation because the bonds have been temporarily purchased and are held by VEPCO.

(3)	$50 million of bonds issued by Dominion Energy Brayton Point, LLC in May 2009 refunded the December 2008 series that was not included upon consolidation because the bonds were temporarily held by DRI.

February 26, 2010	26

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Schedule of Debt Maturity

Dominion Resources, Inc. & Subsidiaries

2010 - 2014 Schedule of Debt Maturities as of December 31, 2009

($ in Millions)

	Due Date	DRI	VEPCO	Other	Total

2010
7.65% Series 1994-B IDA Pittsylvania Multitrade	01/01/10	-	1.2	-	1.2
8.125% 2000 Series A Senior Notes	06/15/10	77.5	-	-	77.5
Series C Senior Notes (floating rate)	06/17/10	300.0	-	-	300.0
6.0% 1998 Series A Debentures (from CNG Merger)	10/15/10	200.0	-	-	200.0
4.75% 2005 Series A Senior Notes	12/15/10	300.0	-	-	300.0
4.5% 2003 Series B Senior Notes	12/15/10	-	230.0	-	230.0
7.25% Mecklenburg Senior Bonds	multiple	-	9.2	-	9.2
8.625% Panda-Rosemary Senior Notes	multiple	-	5.1	-	5.1
7.33% Senior Secured Bonds	multiple	-	-	11.7	11.7
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	-	0.2	-	0.2

Total 2010		877.5	245.7	11.7	1,134.9

2011
6.85% 2001 Series A Senior Notes (from CNG Merger)	04/15/11	18.9	-	-	18.9
6.25% 2001 Series C Senior Notes (from CNG Merger)	11/01/11	450.0	-	-	450.0
7.25% Mecklenburg Senior Bonds	multiple	-	9.6	-	9.6
8.625% Panda-Rosemary Senior Notes	multiple	-	5.4	-	5.4
7.33% Senior Secured Bonds	multiple	-	-	12.5	12.5
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	-	0.2	-	0.2

Total 2011		468.9	15.2	12.5	496.6

2012
6.25% 2002 Series B Senior Notes	06/30/12	334.3	-	-	334.3
5.7% 2002 Series C Senior Notes	09/17/12	520.0	-	-	520.0
5.1% 2007 Series C Senior Notes	11/30/12	-	600.0	-	600.0
7.25% Mecklenburg Senior Bonds	multiple	-	9.8	-	9.8
8.625% Panda-Rosemary Senior Notes	multiple	-	5.6	-	5.6
7.33% Senior Secured Bonds	multiple	-	-	13.4	13.4
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	-	0.2	-	0.2

Total 2012		854.3	615.6	13.4	1,483.3

2013
4.75% 2003 Series A Senior Notes	03/01/13	-	400.0	-	400.0
5.0% 2003 Series D Senior Notes	03/15/13	250.0	-	-	250.0
6.625% 1993 Series B Debentures (from CNG Merger)	12/01/13	22.0	-	-	22.0
7.25% Mecklenburg Senior Bonds	multiple	-	11.6	-	11.6
8.625% Panda-Rosemary Senior Notes	multiple	-	5.9	-	5.9
7.33% Senior Secured Bonds	multiple	-	-	10.9	10.9
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	-	0.2	-	0.2

Total 2013		272.0	417.7	10.9	700.6

2014
5.0% 2003 Series A Senior Notes (from CNG Merger)	03/01/14	200.0	-	-	200.0
7.195% Remarketed 2000 Series E Senior Notes	09/15/14	47.3	-	-	47.3
5.0% 2004 Series A Senior Notes (from CNG Merger)	12/01/14	400.0	-	-	400.0
7.25% Mecklenburg Senior Bonds	multiple	-	11.2	-	11.2
8.625% Panda-Rosemary Senior Notes	multiple	-	6.1	-	6.1
7.33% Senior Secured Bonds	multiple	-	-	14.9	14.9
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	-	0.3	-	0.3

Total 2014		647.3	17.6	14.9	679.8

Total 5-year Debt Maturities		$3,120.0	$1,311.8	$63.4	$4,495.2

February 26, 2010	27

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Schedule of Change in Capitalization

Dominion Resources, Inc & Subsidiaries

Summary of Changes in Capitalization From December 31, 2008 to December 31, 2009

($ in Millions)

Change in Debt (Long-Term Debt plus Securities Due Within One Year)

Balance as of December 31, 2008			$15,400
Issuances:
DRI 2009 Series A 8.375% Enhanced Jr Subordinated Notes due 2064	685
DRI 2009 Series A 5.2% Senior Notes due 2019	500
VEPCO 2009 Series A 5.0% Senior Notes due 2019	350
VEPCO EDA of York County 4.05% Series 2009 A due 2033	70
Brayton Tax Exempt Pollution Control Bond 5.75% due 2042 [1]	50
VEPCO EDA of the County of Chesterfield 5.0% Series 2009 A due 2023	40
	1,695	[2]
Maturities:
DRI 2002 Series D 5.125% Senior Notes due 2009	(300)
VEPCO IDA of York County 5.5% Series 1985 due 2009	(70)
DRI 2003 Series D 5.0% Senior Notes due 2013 [3]	(50)
VEPCO IDA of the County of Chesterfield 5.5% Series 1985 due 2009	(40)
DRI 2004 Series A 5.2% Senior Notes due 2016 [3]	(6)
Other	(26)
	(492)
Other:
Change in Fair Value Hedges and Net Discount/Premium	15
	15
Balance as of December 31, 2009			$16,618

1) Refunded the December 2008 series that was not included upon consolidation because the bonds were temporarily held by DRI.

2) $60 million of tax exempt bonds due in 2040 issued by the Wise County IDA on behalf of VEPCO in September 2009 are not included upon consolidation because the bonds have been temporarily purchased and are held by VEPCO.

3) Principal of Senior Notes exchanged for approximately 1.6 million shares of common stock in February 2009.

Change in Shareholders’ Equity

Balance as of December 31, 2008			$ 10,077
Issuance of Stock		531	-
Change in Other Paid-in Capital		3
Changes in AOCI:
Net Other Comprehensive Gain (Loss) associated with effective portion of changes in fair value of derivatives designated as cash flow hedges, net of taxes and amounts reclassified to earnings:
Interest Rate	101
Gas	(48)
Electricity	(146)
Other [4]	(133)
		(226)
Other changes in Net Other Comprehensive Income [5]		284
Change in Retained Earnings		516
			1,108
Balance as of December 31, 2009			$ 11,185

4) Other includes debt related, capacity, NGL, oil and foreign exchange hedges. 5) Primarily reflects a net increase in unrealized gains on investments held in nuclear decommissioning trusts.

February 26, 2010	28

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Forecast And Outlook

Reconciliation of 2009 Operating Earnings to Guidance

2009 Summary

Dominion

2009 Operating Earnings Guidance

(millions, except per share amounts)

	2008[1]	Range of Total 2009		2009[1]
	Actual	Low	High	Actual
Operating Earnings before Interest and Taxes
Dominion Virginia Power	$769	$822	$852	$784
Dominion Energy	894	894	965	949
Dominion Generation	2,154	2,245	2,400	2,185
Corporate and Other & Eliminations	(61)	28	38	(31)
Total EBIT	3,756	3,989	4,255	3,887
Consolidated Interest	839	1,027	1,007	889
Consolidated Income Taxes	1,064	1,126	1,234	1,039
Noncontrolling Interests	16			17
Operating Earnings [2]	$1,837	$1,837	$2,014	$1,942

Average Diluted Shares Outstanding	580.8	593.0	591.0	593.7

Operating EPS Range	$3.16	$3.10	$3.41	$3.27

2009 Operating EPS Guidance Range		$3.20	$3.30

Note: Totals may not add due to rounding	2009 Operating EPS Actual >>>			$3.27

1) Our 2008 and 2009 operating earning has been recast due to Dominion management's decision to retain Hope Gas, Inc. as part of Dominion Energy.

2) Refer to pages 9 - 10 for details related to Items excluded from operating earnings or find “GAAP Reconciliation" on Dominion's web site at www.dom.com/investors/.

February 26, 2010	29

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

4Q09 Summary

Dominion

4Q09 Operating Earnings Guidance

(millions, except per share amounts)

	4Q08[1]	Range of Total 4Q09		4Q09
	Actual	Low	High	Actual
Operating Earnings before Interest and Taxes
Dominion Virginia Power	$201	$181	$197	$189
Dominion Energy	265	207	245	250
Dominion Generation	390	273	358	283
Corporate and Other & Eliminations	(10)	1	7	(3)
Total EBIT	846	661	806	719
Consolidated Interest	205	237	227	232
Consolidated Income Taxes	213	116	172	108
Noncontrolling Interests	4	4	4	5
Operating Earnings[2]	$424	$303	$403	$374

Average Diluted Shares Outstanding	582.1	599.0	597.0	598.1

Operating EPS Range[2]	$0.73	$0.51	$0.68	$0.63

4Q09 Operating EPS Guidance Range		$0.55	$0.65

Note: Totals may not add due to rounding	4Q09 Operating EPS Actual >>>			$0.63

1) Our 2008 operating earning has been recast due to Dominion management's decision to retain Hope Gas, Inc. as part of Dominion Energy.

2) Refer to pages 9 - 10 for details related to Items excluded from operating earnings or find “GAAP Reconciliation" on Dominion's Web site at www.dom.com/investors/.

February 26, 2010	30

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Dominion Generation – Non-Contracted Plants EBITDA

Description	4Q08 Actual	4Q09 Assumption	4Q09 Actual

NEPOOL Merchant Fleet [1]
Baseload Electric Sales (GWh)	5,848	5,484	5,241
Other Electric Sales (GWh)	388	354	507
Total Electric Sales (GWh)	6,236	5,838	5,748

NEPOOL EBITDA ($mm) [1,3]	$260	$235 -$255	$228

PJM Merchant Fleet [2]
Baseload Electric Sales (GWh)	995	627	718
Other Electric Sales (GWh)	1,237	861	1,429
Total Electric Sales (GWh)	2,232	1,488	2,147

PJM EBITDA ($mm) [2,3]	$32	$12 - $22	$21

Select 4Q09 Market Price, Volume and Hedging Assumptions:

Average Energy Market Price: [4]
Average Mass Hub/New Eng. Price (7x24) ($/MWh)	$60.35	$44.31	$44.32
Average PJM West Price (7x24) ($/MWh)	$53.17	$36.99	$37.65
Average NI Hub Price (7x24) ($/MWh)	$39.16	$26.35	$29.10

NEPOOL Baseload Merchant Fleet Hedge Data: [5]
Net Summer Capability (MW)	3,459	3,442	3,442
Energy % Hedged [7,8]	95%	88%	88%
Energy % Unhedged [8]	5%	12%	12%
Average Energy Hedge Price ($/MWh)	$76.79	$80.19	$80.14

PJM Baseload Merchant Fleet Hedge Data: [6]
Net Summer Capability (MW)	515	515	515
Energy % Hedged [7,8]	100%	84%	84%
Energy % Unhedged [8]	0%	16%	16%
Average Energy Hedge Price ($/MWh)	$48.94	$55.91	$55.91

1)	Baseload Electric Sales include Millstone and the coal units at Brayton Point and Salem Harbor.

Other Electric Sales includes Manchester generating station and the oil units at Brayton Point and Salem Habor.

2009 Assumption - Other Electric Sales are based on a three-year historical average due to a lack of correlation between sales volumes and EBITDA associated with mid-merit and peaking units.

2)	Baseload Electric Sales include the State Line generating station.

Other Electric Sales includes the Fairless generating station.

2009 Assumption - Other Electric Sales are based on a three-year historical average due to a lack of correlation between sales volumes and EBITDA associated with mid-merit and peaking units.

3)	Regional EBITDA, including capacity revenue.
4)	4Q09 based on Dominion's planning assumption. 4Q09 Actual based on December 31, 2009 commodity prices.
5)	Includes Brayton Point, Millstone and Salem Harbor Baseload generating stations.
6)	Includes State Line generating station only.
7)	Percentage calculations are capacity-weighted.
8)	Figures may not add due to rounding.

February 26, 2010	31

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Hedging

Natural Gas and Natural Gas Liquids Hedge Position

Dominion - Natural Gas and Natural Gas Liquids Hedge Position

(as of January 28, 2010)

Description	2010	2011

Estimated Natural Gas Equivalent Production (million mmbtu) [1]	48-50	54-56
Estimated Company Use/Other [2]	6	7

Estimated Natural Gas Equivalent Available for Hedging (million mmbtu) [3]	43	48

Natural Gas Equivalent Hedged
Commodity Hedges (million mmbtu) [4]	32	10
Average Hedge Price ($/mmbtu) [4,5]	$7.83	$7.52
Percent Hedged [6]	74%	20%

Estimated Natural Gas Liquids sales (million gallons)	165 - 175	165 - 175

Natural Gas Liquids Hedged
Commodity Hedges (million gallons)	135	134
Average Hedge Price ($/gal) [7]	$1.32	$1.34
Percent Hedged [8]	80%	79%

Footnotes:

1)	Includes Dominion Transmission, Inc. Equivalent Natural Gas Production includes approximately 3-4 million mmbtu of NGL and oil production. 1 million mmbtu equals approximately 1 Bcf.
2)	Company Use/Other includes adjustments for offsystem sales, retainage, and severance taxes.
3)	Estimated Natural Gas Equivalent Available for Hedging is equal to the midpoint of Estimated Natural Gas Equivalent Production less Estimated Company Use/Other
4)	Includes Dominion Transmission, Inc.
5)	The impact of locational basis differential is reflected in the average hedge price.
6)	Percent hedged is equal to Commodity Hedges divided by Estimated Natural Gas Equivalent Available for Hedging.
7)	Average hedge price is based on a basket of liquids products: propane (52%), normal butane (17%), iso-butane (10%) and natural gasoline (21%).
8)	Percent hedged for Natural Gas Liquids is based on the mid-point of Estimated Natural Gas Liquids sales.

February 26, 2010	32

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Electric Generation and Coal Hedge Position

Dominion - Summer Capacity Ratings, Energy, and Fuel Hedge Positions

(as of January 28, 2010)

Power Hedge Position [1]	Net Summer Capacity (MW)	2010	2011

Utility Generation	18,303	100%	100%

Merchant Generation
Millstone	2,023	90%	31%
Dominion New England Coal	1,419	85%	13%
Dominion New England Oil	878	0%	0%
Manchester	432	0%	0%
Fairless	1,196	14%	15%
State Line	515	76%	49%
Kewaunee	556	100%	100%
Kincaid	1,158	100%	100%
Elwood	712	100%	100%
NedPower	132	38%	38%
Fowler Ridge	150	33%	33%
Other	33	100%	100%

Total Merchant [2]	9,204	69%	44%

Total Generation [2]	27,507	90%	83%

Fuel Hedging & Power Pricing		2010	2011

Dominion New England Coal (Fuel) % Hedged		85%	12%
State Line Coal (Fuel) % Hedged		78%	48%

NEPOOL Baseload - Average Hedge Price ($/MWh) [3]		$67.08	$70.82
PJM Baseload - Average Hedge Price ($/MWh) [4]		$55.72	$52.56

1)	Baseload units include the amount of available energy hedged. Non-baseload units include the amount of available capacity or “spark spread” hedged.

Capacity shown represents only Dominion's interest in facility. Assume capacity remains constant in all periods shown.

2)	Annual percentage calculations are capacity-weighted.
3)	NEPOOL Baseload includes Brayton Point, Millstone and Salem Harbor Baseload Power Stations.
4)	PJM Baseload includes State Line Power Station.

February 26, 2010	33

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Regional Capacity Hedge Position

Dominion Generation - Regional Capacity Hedge and Price Positions

(as of January 28, 2010)

NEPOOL Capacity Hedging & Pricing	2010	2011
EFOR Adjusted Capacity for Dominion New England & Millstone (MW)	4,744	4,822
Capacity Percent Hedged Bilaterally	15%	3%
Balance Cleared in Nepool Auction	85%	97%
Average Capacity Hedge Price ($/KW - month)	$4.22	$3.65
PJM Capacity Hedging & Pricing [1]
EFOR Adjusted Capacity for Fairless (MW)	1,162	1,171
Capacity Percent Hedged Bilaterally	13%	0%
Balance Cleared in PJM RPM Auctions [2]	87%	100%
Average Capacity Hedge Price ($/KW - month)	$5.21	$4.07
EFOR Adjusted Capacity for State Line (MW)	480	476
Capacity Percent Hedged Bilaterally	0%	0%
Balance Cleared in PJM RPM Auctions [2]	100%	100%
Average Capacity Hedge Price ($/KW - month)	$4.36	$4.17
EFOR Adjusted Capacity for NedPower (MW)	23	20
Capacity Percent Hedged Bilaterally	0%	0%
Balance Cleared in PJM RPM Auctions [2]	100%	100%
Average Capacity Hedge Price ($/KW - month)	$5.58	$4.23
EFOR Adjusted Capacity for Fowler Ridge	37	31
Capacity Percent Hedged Bilaterally	0%	0%
Balance Cleared in PJM RPM Auctions [2]	100%	100%
Average Capacity Hedge Price ($/KW - month)	$3.50	$4.27

1)	For the June 1, 2009 to May 31, 2010 planning period, Fairless RPM auction clearing price based on Eastern MAAC LDA and NedPower RPM Auction clearing price based on MAAC + APS LDA. All other capacity resources cleared at the RTO RPM clearing price. For the June 1, 2010 to May 31, 2012 planning periods, all capacity resources cleared at the RTO RPM auction clearing price. There were no constrained Locational Deliverablity Areas (LDAs).
2)	2010 based on RPM auction prices for the planning period June 1, 2009 to May 31, 2010 and June 1, 2010 to May 31, 2011. 2011 based on RPM auction prices for the planning period June 1, 2010 to May 31, 2011 and June 1, 2011 to May 31, 2012.

February 26, 2010	34

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

GAAP Reconciliation

2009 and 2010 Earnings Expectations

Earnings Per Share (diluted)

Reconciliation of measures prepared in accordance with Generally Accepted Accounting

Principles (GAAP) versus non-GAAP measures

1Q 2009 Operating Earnings (actual)*:	$0.98
2Q 2009 Operating Earnings (actual)*:	$0.68
3Q 2009 Operating Earnings (actual)*:	$0.99
4Q 2009 Operating Earnings (actual)*:	$0.63
FY 2009 Operating Earnings (actual)*:	$3.27
1Q 2010 Operating Earnings (estimate):	$0.90 - $1.00
FY 2010 Operating Earnings (estimate):	$3.20 - $3.40

1Q 2009 Reported Earnings (actual):	$0.42
2Q 2009 Reported Earnings (actual):	$0.76
3Q 2009 Reported Earnings (actual):	$1.00
4Q 2009 Reported Loss (actual)	($0.01)
FY 2009 Reported Earnings (actual):	$2.17
1Q 2010 Reported Earnings (estimate):	See Note 1 below
FY 2010 Reported Earnings (estimate):	See Note 1 below
* YTD 2009 EPS may not equal sum of quarters due to share count differences.

1.	In providing its first-quarter and full-year 2010 operating earnings guidance the company notes that there could be differences between expected reported (GAAP) earnings and estimated operating earnings for matters such as, but not limited to, divestitures, changes in accounting principles or the outcome of the company’s pending Virginia rate case proceedings. At this time, Dominion management is not able to estimate the impact, if any, of these items on reported earnings. Accordingly, Dominion is not able to provide a corresponding GAAP equivalent for its operating earnings guidance.

Dominion uses operating earnings as the primary performance measurement of its earnings guidance and results for public communications with analysts and investors. Dominion also uses operating earnings internally for budgeting, for reporting to the board of directors, for the company’s incentive compensation plans and for its targeted dividend payouts and other purposes. Dominion management believes operating earnings provide a more meaningful representation of the company’s fundamental earnings power.

Dominion’s estimates of first-quarter and full-year 2010 earnings are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations may include factors that are beyond the company’s ability to control or estimate precisely, such as the approval by the Virginia State Corporation Commission of the company’s proposed settlement agreement relating to Virginia jurisdictional rate case proceedings, fluctuations in energy-related commodity prices, the timing of the closing dates of acquisitions or divestitures, estimates of future market conditions, access to and costs of capital, fluctuations in the value

February 26, 2010	35

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risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

of our pension assets and assets held in our decommissioning trusts, estimates of proved and unproved reserves, the company’s ability to meet its natural gas and oil production forecasts, the timing and receipt of regulatory approvals necessary for planned projects, acquisitions and divestitures, and the ability to complete planned construction or expansion projects as scheduled. Other factors include, but are not limited to, weather conditions, including the effects of hurricanes and major storms on operations, the behavior of other market participants, state and federal legislative and regulatory developments and changes to environmental and other laws and regulations, including those related to climate change, greenhouse gases and other emissions to which we are subject, economic conditions in the company’s service area, risks of operating businesses in regulated industries that are subject to changing regulatory structures, changes to regulated gas and electric rates collected by Dominion, changes to rating agency requirements and ratings, changing financial accounting standards, trading counter-party credit risks, risks related to energy trading and marketing, adverse outcomes in litigation matters, and other uncertainties. Other risk factors are detailed from time to time in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.

February 26, 2010	36

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Appendix

2009 Weather Variance

Dominion - Effect of weather compared to normal 1

Pre-tax Impact ($millions)
Description	1Q09	2Q09	3Q09	4Q09	FY2009
Gas Distribution [2]	$4.6	($0.7)	($0.4)	$0.3	$3.8
Electric Distribution [3]	7.8	(0.5)	(10.0)	(2.6)	($5.3)
Electric Transmission [3]	1.2	(0.1)	(1.5)	(0.2)	($0.6)
Utility Generation (VaP) [4]	16.1	(1.4)	(31.1)	(5.3)	($21.7)
Earnings Impact (pre-tax)	$29.7	($2.7)	($43.0)	($7.8)	($23.8)

After-tax Impact ($millions)
Description	1Q09	2Q09	3Q09	4Q09	FY2009
Gas Distribution [2]	$3.0	($0.5)	($0.3)	$0.2	$2.4
Electric Distribution [3]	4.9	(0.2)	(6.1)	(1.8)	($3.2)
Electric Transmission [3]	0.7	0.0	(1.0)	(0.1)	($0.4)
Utility Generation (VaP) [4]	9.9	(0.8)	(19.2)	(3.3)	($13.4)
Earnings Impact (after-tax)	$18.5	($1.5)	($26.6)	($5.0)	($14.6)

Dominion - Effect of weather compared to prior period [1]

Pre-tax Impact ($millions)
Description	1Q’09 v. ’08	2Q’09 v. ’08	3Q’09 v. ’08	4Q’09 v. ’08	FY ’09 v. ’08
Gas Distribution [2]	($3.2)	$0.0	$0.1	($3.6)	($6.7)
Electric Distribution [3]	22.0	(4.3)	(9.3)	(4.6)	$3.8
Electric Transmission [3]	3.5	(0.5)	(1.4)	(0.7)	$0.9
Utility Generation (VaP) [4]	43.1	(12.5)	(23.0)	(7.1)	$0.5
Earnings Impact (pre-tax)	$65.4	($17.3)	($33.6)	($16.0)	($1.5)

After-tax Impact ($millions)
Description	1Q’09 v. ’08	2Q’09 v. ’08	3Q’09 v. ’08	4Q’09 v. ’08	FY ’09 v. ’08
Gas Distribution [2]	($2.1)	$0.0	$0.1	($2.3)	($4.3)
Electric Distribution [3]	13.4	(2.6)	(5.7)	(2.8)	$2.3
Electric Transmission [3]	2.2	(0.3)	(0.9)	(0.4)	$0.6
Utility Generation (VaP) [4]	27.8	(7.7)	(14.2)	(5.6)	$0.3
Earnings Impact (after-tax)	$41.3	($10.6)	($20.7)	($11.1)	($1.1)

1) The effects on earnings from differences in weather compared to normal and compared to prior period are measured using base rate revenue.

2) Reported in the Dominion Energy segment. Includes Dominion East Ohio Gas Company and Hope Gas, Inc.

On October 16, 2008, Dominion East Ohio Gas implemented a rate case settlement which began the transition to Straight Fixed Variable (SFV) rate design. Under the SFV rates approved, DEO recovers a larger portion of its fixed operating costs through a flat monthly charge accompanied by a reduced volumetric base delivery rate. Accordingly, DEO’s revenues are less impacted by weather-related fluctuations in natural gas consumption than under the traditional rate design.

3) Reported in the Dominion Virginia Power segment.

4) Reported in the Dominion Generation segment.

Note: Figures may not add due to rounding

February 26, 2010	37

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Virginia Power Weather-Normalized Electricity Sales

Virginia Power Weather-Normalized Electricity Sales

Regulated Electric Sales (GWh)	4Q08	4Q09	4Q09 vs. 4Q08

Residential	6,931	6,923	-0.1%
Commercial	6,731	6,916	2.8%
Industrial	2,213	2,124	-4.0%
Governmental	2,575	2,614	1.5%

Total Retail	18,450	18,576	0.7%
Other	471	454	-3.6%

Total	18,921	19,030	0.6%

Regulated Electric Sales (GWh)	2008	2009	2009 vs. 2008

Residential	30,060	30,230	0.6%
Commercial	28,479	28,571	0.3%
Industrial	9,750	8,667	-11.1%
Governmental	10,791	10,752	-0.4%

Total Retail	79,080	78,220	-1.1%
Other	2,014	1,918	-4.8%

Total	81,094	80,139	-1.2%

February 26, 2010	38

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Supplemental Treasury Information

Dominion Liquidity Position

(All amounts in $ millions)

Description	12/31/2009
Total Committed Bank Lines	$4,772
Less:
Commercial Paper Outstanding	795
Letters of Credit Issued	204
Funded Loans	500

Total Available Capacity	3,273

Cash On Hand	48
Total Liquidity Available	$3,321

Committed bank lines consist of the following:

A $2.872 billion five-year revolving credit facility entered into by Dominion Resources, Inc. and Virginia Electric and Power Company in February 2006 which terminates in February 2011. This facility is available to Dominion Resources, Inc. as well as Virginia Electric and Power Company.

A $1.70 billion five-year revolving credit facility originally entered into by CNG in August 2005, and which terminates in August 2010. In June 2007, by virtue of the merger of CNG into DRI, DRI succeeded to all the rights and obligations of CNG under the Agreement.

A $200 million five-year revolving credit facility originally entered into by CNG in December 2005, and which terminates in December 2010. In June 2007, by virtue of the merger of CNG into DRI, DRI succeeded to all the rights and obligations of CNG under the Agreement.

Additionally, there is a $120 million five-year revolving credit facility (not reflected in table above) entered into by Virginia Electric and Power Company in February 2006, and which terminates in February 2011, which is dedicated to Virginia Electric and Power Company’s tax-exempt commercial paper issuances.

Please refer to page 27 of this Earnings Release Kit for a Schedule of Debt Maturities

February 26, 2010	39

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

Impact of Revised Proposed Settlement in VA Base Rate Proceeding on 2009 Results

Description	Pre-tax ($ millions)	After-tax ($ millions)	EPS ($ per share)

Items Excluded from Operating Earnings

Revised Proposed Rate Settlement	($712)	($435)	($0.73)

Operating Earnings Impact (No change)

Reserve for Interim Rates (9/1/09 - 12/31/09)	($82)	($50)	($0.08)

February 26, 2010	40

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q09 EARNINGS RELEASE KIT

List of Revised Schedules

The following Schedules, included in this Release Kit, have been revised to reflect the settlement announced on February 26, 2010:

February 26, 2010	41

Please refer to the “Important Note to Investors” on page 3 of the 4Q09 Earnings Release Kit for risks and uncertainties related to projections and forward-looking statements.